IMPORTANT INFORMATION REGARDING THE FEDERATED HERMES FUNDS

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
On November 10, 2022, the Boards of Trustees/Directors (the “Boards”) of the Federated Hermes Funds (the “Funds”) listed below approved a Plan of Conversion for the Class B Shares of the Funds pursuant to which the Class B Shares of each of the Funds will be converted into each Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Funds’ Class B Shares. In approving the conversion, the Board determined that the conversion of the Class B Shares into Class A Shares is in the best interests of the shareholders of the Class B Shares. The Funds’ Class B Shares were previously closed to new investments and new accounts, with the exception of exchanges by existing Class B shareholders.
Pursuant to the Plan of Conversion, Class B shareholders will automatically receive shares of Class A Shares in exchange for their Class B Shares without any fee, load or charge to the shareholder, including any contingent deferred sales charges, on or about February 3, 2023. Future purchases of Class A Shares will be at the applicable sales load schedule. Shareholders should consult their Fund’s prospectus for additional information regarding Class A sales loads and other expenses.
The conversion will occur on a tax-free basis. The cash value of a shareholder’s investment will not change as a result of the share class conversion. Class B shareholders will receive Class A Shares with a total dollar value equal to the total dollar value of the Class B Shares owned at the time of conversion. With respect to each Fund, the Class A Shares into which shareholders will be converted currently offer a lower total net expense ratio than the Class B Shares.
No action is required by shareholders to effect the conversion. There will be no disruption to their accounts.
Please delete all references to the following Class B Shares effective as of February 3, 2023.
The Federated Hermes Funds include the Class B Shares of the following registrants and portfolios:
FEDERATED HERMES ADVISER SERIES
Federated Hermes MDT Large Cap Value Fund
FEDERATED HERMES EQUITY FUNDS
Federated Hermes Kaufmann Fund
Federated Hermes Kaufmann Small Cap Fund
FEDERATED HERMES EQUITY INCOME FUND, INC.

FEDERATED HERMES FIXED INCOME SECURITIES, INC.
Federated Hermes Strategic Income Fund
FEDERATED HERMES GLOBAL ALLOCATION FUND
FEDERATED HERMES HIGH INCOME BOND FUND, INC.
FEDERATED HERMES INCOME SECURITIES TRUST
Federated Hermes Capital Income Fund
Federated Hermes Fund for U.S. Government Securities
Federated Hermes Muni and Stock Advantage Fund
FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.
Federated Hermes Corporate Bond Fund
FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST
Federated Hermes Government Reserves Fund
FEDERATED HERMES MDT SERIES
Federated Hermes MDT Large Cap Growth Fund
FEDERATED HERMES MUNICIPAL BOND FUND, INC.
FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST
Federated Hermes Municipal High Yield Advantage Fund
FEDERATED HERMES TOTAL RETURN SERIES, INC.
Federated Hermes Total Return Bond Fund
FEDERATED HERMES WORLD INVESTMENT SERIES, INC.
Federated Hermes International Leaders Fund
November 16, 2022

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455860 (11/22)
© 2022 Federated Hermes, Inc.